UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2007

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts	02370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2007, Gary M. Saxton tendered his resignation as Executive Vice President and Chief Operating Officer of BioSphere Medical, Inc. (“BioSphere”), effective July 30, 2007.

Item 8.01.                                          Other Events.

On June 21, 2007, BioSphere issued a press release announcing the resignation of Mr. Saxton.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2007	BIOSPHERE MEDICAL, INC.

	By:	/s/ Martin J. Joyce
Martin J. Joyce Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Biosphere Medical, Inc., dated June 21, 2007